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                         INTANGIBLE TRANSITION PROPERTY
                                 SALE AGREEMENT



                                     between


                          PECO ENERGY TRANSITION TRUST


                                     Issuer


                                       and


                               PECO ENERGY COMPANY


                                     Seller







                           Dated as of March 25, 1999

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                                    ARTICLE I

                                   Definitions

SECTION 1.01.  Definitions.....................................................2
SECTION 1.02.  Other Definitional Provisions...................................8


                                   ARTICLE II

                  Conveyance of Intangible Transition Property

SECTION 2.01.  Conveyance of Initial Intangible
                   Transition Property.........................................9
SECTION 2.02.  Conveyance of Subsequent Intangible
                   Transition Property......................... ..............11
SECTION 2.03.  Conditions to Conveyance of Intangible
                   Transition Property........................................11


                                   ARTICLE III

                    Representations and Warranties of Seller

SECTION 3.01.  Organization and Good Standing.................................14
SECTION 3.02.  Due Qualification..............................................14
SECTION 3.03.  Power and Authority............................................14
SECTION 3.04.  Binding Obligation.............................................15
SECTION 3.05.  No Violation...................................................15
SECTION 3.06.  No Proceedings.................................................16
SECTION 3.07.  Approvals......................................................16
SECTION 3.08.  The Intangible Transition Property.............................17


                                   ARTICLE IV

                             Covenants of the Seller

SECTION 4.01.  Corporate Existence............................................22
SECTION 4.02.  No Liens or Conveyances........................................23
SECTION 4.03.  Delivery of Collections........................................23
SECTION 4.04.  Notice of Liens................................................24
SECTION 4.05.  Compliance with Law............................................24
SECTION 4.06.  Covenants Related to Intangible Transition
                   Property...................................................24
SECTION 4.07.  Notice of Indemnification Events...............................26
SECTION 4.08.  Protection of Title............................................26


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                                                                 Contents, p. ii

SECTION 4.09.  Taxes..........................................................27


                                    ARTICLE V

                                   The Seller

SECTION 5.01.  Liability of Seller; Indemnities and
                   Liquidated Damages.........................................28
SECTION 5.02.  Merger or Consolidation of, or Assumption
                   of the Obligations of, Seller..............................35
SECTION 5.03.  Limitation on Liability of Seller
                   and Others.................................................37
SECTION 5.04.  Opinions of Counsel............................................37


                                   ARTICLE VI

                            Miscellaneous Provisions

SECTION 6.01.  Amendment......................................................38
SECTION 6.02.  Notices........................................................39
SECTION 6.03.  Assignment.....................................................40
SECTION 6.04.  Limitations on Rights of Others................................40
SECTION 6.05.  Severability...................................................40
SECTION 6.06.  Separate Counterparts..........................................41
SECTION 6.07.  Headings.......................................................41
SECTION 6.08.  Governing Law..................................................41
SECTION 6.09.  Assignment to Bond Trustee.....................................41
SECTION 6.10.  Nonpetition Covenant...........................................42
SECTION 6.11.  Limitation of Liability of Issuer Trustee......................43
SECTION 6.12.  Perfection.....................................................43

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               INTANGIBLE TRANSITION PROPERTY SALE AGREEMENT dated as of March
          25, 1999, between PECO ENERGY TRANSITION TRUST, a Delaware business trust (the "Issuer"), and PECO ENERGY COMPANY, a Pennsylvania corporation, and its successors in interest to the extent permitted hereunder, as Seller (the "Seller").

     WHEREAS the Issuer desires to purchase from time to time Intangible Transition Property created pursuant to the Statute and the Qualified Rate Order;

     WHEREAS the Seller is willing to sell Intangible Transition Property to the Issuer;

     WHEREAS the Issuer, in order to finance the purchase of the Transferred Intangible Transition Property, will from time to time issue Transition Bonds under the Indenture;

     WHEREAS the Issuer, to secure its obligations under all Transition Bonds and the Indenture, will pledge its right, title and interest in the Transferred Intangible Transition Property to the Bond Trustee for the benefit of the Transition Bondholders; and

     WHEREAS the Issuer has determined that the transactions contemplated by the Basic Documents are in the


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best interest of the Issuer and its creditors and represent a prudent and advisable course of action that does not impair the rights and interests of the Issuer's creditors.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I
                                   Definitions

     SECTION 1.01. Definitions. (a) Whenever used in this Agreement, each of the following words and phrases shall have the following meaning:

     "Addition Notice" means, with respect to the transfer of Subsequent Intangible Transition Property to the Issuer pursuant to Section 2.02, notice, which shall be given by the Seller to the Issuer and the Rating Agencies not later than 10 days prior to the related Subsequent Transfer Date, specifying the Subsequent Transfer Date for such Subsequent Intangible Transition Property.

     "Agreement" means this Intangible Transition Property Sale Agreement, as the same may be amended and supplemented from time to time.

     "Bill of Sale" means a bill of sale substantially in the form of Exhibit A hereto.

     "Business Day" has the meaning specified in the Master Servicing Agreement.

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                                                                               3

     "Competitive Transition Charges" has the meaning specified in the Master Servicing Agreement.

     "Corporate Trust Office" means,(i) with respect to the Bond Trustee, 101 Barclay Street, Floor 12 East, New York, New York 10286, Attention: Asset Backed Finance Unit, or the principal corporate trust office of any successor Bond Trustee (the address of which the successor Bond Trustee will notify the Transition Bondholders and the Issuer), and (ii) with respect to the Issuer Trustee, c/o First Union Trust Company, National Association, One Rodney Square, 920 King Street, Wilmington, Delaware 19801.

     "Customers" has the meaning specified in the Master Servicing Agreement.

     "De Minimis Loss Amount" has the meaning specified in Section 5.01(d)(iii).

     "Duff" has the meaning specified in the Master Servicing Agreement.

     "Fitch IBCA" has the meaning specified in the Master Servicing Agreement.

     "Indemnification Event" has the meaning specified in Section 5.01(c)(i).

     "Indenture" means the Indenture dated as of March 1, 1999, between the Issuer and The Bank of New York, as the same may be amended and supplemented from time to time.

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                                                                               4

     "Initial Intangible Transition Property" means the Intangible Transition Property, as identified in the related Bill of Sale, sold to the Issuer on the Initial Transfer Date pursuant to this Agreement in connection with the issuance of the Series 1999-A Transition Bonds.

     "Initial Loss Calculation Date" has the meaning specified in Section 5.01(c)(ii).

     "Initial Transfer Date" means March 25, 1999.

     "Intangible Transition Charges" has the meaning specified in the Master Servicing Agreement.

     "Intangible Transition Property" has the meaning specified in the Master Servicing Agreement.

     "ITC Collections" has the meaning specified in the Master Servicing Agreement.

     "Lien" has the meaning specified in the Master Servicing Agreement.

     "Liquidated Damages Amount" means an amount equal to the sum of (i) all amounts due to the Bond Trustee or the Issuer Trustee in respect of expenses or indemnity payments, (ii) the then outstanding principal amount of the Transition Bonds as of the Liquidated Damages Redemption Date and unpaid interest accrued thereon to such date, (iii) amounts due to the Issuer in respect of any other fees or Operating Expenses of the Issuer or indemnity payments and (iv) amounts due to any Counterparty in respect of the termination of a Swap Agreement.

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                                                                               5

       "Liquidated Damages Payment Date" means the date that is (i)
90 days after the date of a breach of a representation or warranty specified in
Section 3.08(b),(c),(d)(i), (d)(ii), (d)(iv) or (f) if the Seller (A) has the long term debt ratings specified by, and enters into the binding agreement described in, Section 5.01(d)(i)(B)(i) or (B) does not have such long term debt ratings but makes the deposit required by Section 5.01(d)(i)(B)(ii) or (ii) in all other cases, two Business Days after the date of such breach.

     "Losses" has the meaning specified in the Master Servicing Agreement.

     "Master Servicing Agreement" means the Master Servicing Agreement dated as of March 25, 1999, among the Issuer, the Servicer and any Other Issuers, as the same may be amended and supplemented from time to time.

     "Monthly Allocation Date" has the meaning specified in the Master Servicing Agreement.

     "Moody's" has the meaning specified in the Master Servicing Agreement.

     "Mortgage" has the meaning specified in the Master Servicing Agreement.

     "Officers' Certificate" means a certificate signed by (a) the chairman of the board, the president, the vice chairman of the board, the executive vice president or any vice president and (b) a treasurer, assistant treasurer,

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                                                                               6

secretary or assistant secretary, in each case of the Seller or the Servicer, as appropriate.

     "Opinion of Counsel" means one or more written opinions of counsel who may be an employee of or counsel to the Seller or the Servicer, which counsel shall be reasonably acceptable to the Bond Trustee, the Issuer or the Rating Agencies, as applicable, and which shall be in form reasonably satisfactory to the Bond Trustee, if applicable.

     "Other Issuer" means any Person other than the Issuer that issues Other Transition Bonds secured by Intangible Transition Property sold by the Seller to such Person in accordance with Section 4.02 of this Agreement.

     "Other Transition Bonds" means "transition bonds" (as defined in the Statute) issued by any Other Issuer.

     "PECO Energy" has the meaning specified in the Master Servicing Agreement.

     "PUC" has the meaning specified in the Master Servicing Agreement.

     "PUC Regulations" has the meaning specified in the Master Servicing Agreement.

     "Qualified Rate Order" has the meaning specified in the Master Servicing Agreement.

     "Qualified Transition Expenses" has the meaning specified in the Master Servicing Agreement.

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     "Rate Class" has the meaning specified in the Master Servicing Agreement.

     "Retained Intangible Transition Property" means Intangible Transition Property other than (i) the Transferred Intangible Transition Property and (ii) any Intangible Transition Property sold to Other Issuers.

     "Serviced Intangible Transition Property" has the meaning specified in the Master Servicing Agreement.

     "Servicer" means PECO Energy, as the servicer of the Intangible Transition Property, and each successor to PECO Energy (in the same capacity) pursuant to
Section 5.03 or 6.04 of the Master Servicing Agreement.

     "Servicer Default" means an event specified in Section 6.01 of the Master Servicing Agreement.

     "Standard & Poor's" has the meaning specified in the Master Servicing Agreement.

     "Statute" has the meaning specified in the Master Servicing Agreement.

     "Subsequent Intangible Transition Property" means Intangible Transition Property, as identified in the related Bill of Sale, sold to the Issuer on any Subsequent Transfer Date in connection with the issuance of a Series of Transition Bonds.

     "Subsequent Transfer Date" means any date on which Subsequent Intangible Transition Property is to be transferred to the Issuer pursuant to Section 2.02.

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                                                                               8

     "Third Party" has the meaning specified in the Master Servicing Agreement.

     "Transferred Intangible Transition Property" means, collectively, the Initial Intangible Transition Property and any Subsequent Intangible Transition Property.

     "Trust Agreement" means the Amended and Restated Trust Agreement dated as of February 19, 1999, among the Seller, the Issuer Trustee and the other trustees named therein, as the same may be amended and supplemented from time to time.

     "UCC" has the meaning specified in the Master Servicing Agreement.

     (b) Except as otherwise specified herein or as the context may otherwise require, each of the following terms has the meaning set forth in the Indenture for all purposes of this Agreement, and the definitions of such terms are equally applicable both to the singular and plural forms of such terms:


Term                                                    Section of the Indenture
----                                                    ------------------------

Adjustment Date.............................................            1.01(a)
Affiliate...................................................            1.01(a)
Basic Documents.............................................            1.01(a)
Bond Trustee................................................            1.01(a)
Capital Subaccount..........................................            1.01(a)
Collateral..................................................            1.01(a)
Collection Account..........................................            1.01(a)
Counterparty................................................            1.01(a)
General Subaccount..........................................            1.01(a)
Holders or Transition Bondholders...........................            1.01(a)
Issuer Trustee..............................................            1.01(a)
Liquidated Damages..........................................            1.01(a)
Liquidated Damages Redemption Date..........................            1.01(a)
Loss Subaccount.............................................            1.01(a)

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                                                                               9

Monthly Servicing Fee.......................................            1.01(a)
Operating Expenses..........................................            1.01(a)
Overcollateralization Amount................................            1.01(a)
Person......................................................            1.01(a)
Rating Agency...............................................            1.01(a)
Rating Agency Condition.....................................            1.01(a)
Reserve Subaccount..........................................            1.01(a)
Series......................................................            1.01(a)
Swap Agreement..............................................            1.01(a)
Transition Bonds............................................            1.01(a)


     SECTION 1.02. Other Definitional Provisions. (a) The words "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

     (b) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.


                                   ARTICLE II

                  Conveyance of Intangible Transition Property

     SECTION 2.01. Conveyance of Initial Intangible Transition Property. (a) In consideration of the Issuer's delivery to or upon the order of the Seller of $3,994,560,476, subject to the conditions specified in Section 2.03, the Seller

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                                                                              10

does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse (subject to the obligations herein), all right, title and interest of the Seller in and to the Initial Intangible Transition Property (such sale, transfer, assignment, set over and conveyance of the Initial Intangible Transition Property includes, to the fullest extent permitted by the Statute, the assignment of all revenues, collections, claims, rights, payments, money or proceeds of or arising from the Intangible Transition Charges related to the Initial Intangible Transition Property, as the same may be adjusted from time to time). Such sale, transfer, assignment, set over and conveyance is hereby expressly stated to be a sale and, pursuant to Section 2812(e) of the Statute, shall be treated as an absolute transfer of all of the Seller's right, title and interest (as in a true sale), and not as a pledge or other financing, of the Initial Intangible Transition Property. The preceding sentence is the statement referred to in Section 2812(e) of the Statute. The Seller agrees and confirms that after giving effect to the sale contemplated hereby it has no rights in the Initial Intangible Transition Property to which a security interest of creditors of the Seller could attach because it has sold all rights in the Initial Intangible Transition Property to the Issuer pursuant to Section 2812(e) of the Statute.

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     (b) Subject to the conditions specified in Section 2.03, the Issuer does hereby purchase the Initial Intangible Transition Property from the Seller for the consideration set forth in paragraph (a) above.

     (c) The Seller and the Issuer each acknowledge and agree that the purchase price for the Initial Intangible Transition Property sold pursuant to this Agreement is equal to its fair market value at the time of sale.

     SECTION 2.02. Conveyance of Subsequent Intangible Transition Property. The Seller may from time to time offer to sell additional Intangible Transition Property to the Issuer, subject to the conditions specified in Section 2.03. If any such offer is accepted by the Issuer, such Subsequent Intangible Transition Property shall be sold to the Issuer effective on the Subsequent Transfer Date specified in the related Addition Notice, subject to the satisfaction or waiver of the conditions specified in Section 2.03.

     SECTION 2.03. Conditions to Conveyance of Intangible Transition Property. The Seller shall be permitted to sell Intangible Transition Property to the Issuer only upon the satisfaction or waiver of each of the following conditions:

          (i) on or prior to the Initial Transfer Date or Subsequent Transfer Date, as applicable, the Seller shall have delivered to the Issuer a duly executed Bill of Sale identifying the Intangible Transition Property to be conveyed on that date;

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                                                                              12
          (ii) as of the Initial Transfer Date or the Subsequent Transfer Date, as applicable, the Seller was not insolvent and will not have been made insolvent by such sale and the Seller is not aware of any pending insolvency with respect to itself;

          (iii) as of the Initial Transfer Date or the Subsequent Transfer Date, as applicable, no breach by the Seller of its representations, warranties or covenants in this Agreement shall exist; and no Servicer Default shall have occurred and be continuing;

          (iv) as of the Initial Transfer Date or the Subsequent Transfer Date, as applicable, (A) the Issuer shall have sufficient funds available to pay the purchase price for the Transferred Intangible Transition Property to be conveyed on such date and (B) all conditions to the issuance of one or more Series of Transition Bonds intended to provide such funds set forth in the Indenture shall have been satisfied or waived;

          (v) on or prior to the Initial Transfer Date or Subsequent Transfer Date, as applicable, the Seller shall have taken all action required to transfer to the Issuer ownership of the Transferred Intangible Transition Property to be conveyed on such date, free and clear of all Liens other than Liens created by the Issuer pursuant to the Indenture; and the Issuer or the Servicer, on behalf of the Issuer, shall have taken any action required for the Issuer to grant the Bond Trustee a first priority perfected security interest in the Collateral and maintain such security interest as of such date;

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          (vi) in the case of a sale of Subsequent Intangible Transition
     Property only, on or prior to such Subsequent Transfer Date, the Seller shall have provided the Issuer and the Rating Agencies with a timely Addition Notice;

          (vii) the Seller shall have delivered to the Rating Agencies and the Issuer (A) an Opinion of Counsel with respect to the transfer of the Transferred Intangible Transition Property then being conveyed to the Issuer substantially in the form of Exhibit B hereto and (B) the Opinion of Counsel required by Section 5.04(a); and

          (viii) the Seller shall have delivered to the Bond Trustee and the Issuer an Officers' Certificate confirming the satisfaction of each condition precedent specified in this Section 2.03.

                                   ARTICLE III
                    Representations and Warranties of Seller

     As of the Initial Transfer Date and as of any Subsequent Transfer Date, as applicable, the Seller makes the following representations and warranties on

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which the Issuer has relied and will rely in acquiring Transferred Intangible
Transition Property. The representations and warranties shall survive the sale of Transferred Intangible Transition Property to the Issuer and the pledge thereof to the Bond Trustee pursuant to the Indenture.

     SECTION 3.01. Organization and Good Standing. The Seller is a corporation duly organized and in good standing under the laws of the Commonwealth of Pennsylvania, with corporate power and authority to own its properties and conduct its business as currently owned or conducted.

     SECTION 3.02. Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, licenses or approvals (except where the failure to so qualify would not be reasonably likely to have a material adverse effect on the Seller's business, operations, assets, revenues, properties or prospects).

     SECTION 3.03. Power and Authority. The Seller has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full corporate power and authority to own the Intangible Transition Property and sell and assign the Initial Intangible Transition Property, in the

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case of the Initial Transfer Date, and the Subsequent Intangible Transition
Property, in the case of each Subsequent Transfer Date, as applicable, and the Seller has duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Seller by all necessary corporate action.

     SECTION 3.04. Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms subject to bankruptcy, receivership, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (regardless of whether considered in a proceeding in equity or at law).

     SECTION 3.05. No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties (other than the lien of the Mortgage on the Seller's interest in the

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                                                                              16

Monthly Servicing Fee and any other rights under this Agreement in accordance with the terms of this Agreement) pursuant to the terms of any such indenture, agreement or other instrument; nor violate any law or any order, rule or regulation applicable to the Seller of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

     SECTION 3.06. No Proceedings. There are no proceedings or investigations pending or, to the Seller's best knowledge, threatened, before any court, Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties (i) asserting the invalidity of the Basic Documents or the Transition Bonds, (ii) seeking to prevent the issuance of the Transition Bonds or the consummation of any of the transactions contemplated by the Basic Documents or the Transition Bonds or (iii) except as disclosed by the Seller to the Issuer, seeking any determination or ruling that could reasonably be expected to materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, the Basic Documents or the Transition Bonds.

     SECTION 3.07. Approvals. Except for UCC continuation filings, no approval, authorization, consent, order or other action of, or filing with, any court, Federal or state regulatory body, administrative agency or other governmental instrumentality is required in connection with the execution and delivery by the

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Seller of this Agreement, the performance by the Seller of the transactions contemplated hereby or the fulfillment by the Seller of the terms hereof, except those that have been obtained or made.

     SECTION 3.08. The Intangible Transition Property. (a) Information. All information provided by the Seller to the Issuer with respect to the Transferred Intangible Transition Property is correct in all material respects.

     (b) Effect of Transfer. The transfers and assignments herein contemplated constitute sales of the Initial Intangible Transition Property or the Subsequent Intangible Transition Property, as the case may be, from the Seller to the Issuer and the beneficial interest in and title to the Transferred Intangible Transition Property would not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law.

     (c) Transfer Filings. The Seller is the sole owner of the Intangible Transition Property being sold to the Issuer on the Initial Transfer Date or Subsequent Transfer Date, as applicable; the Transferred Intangible Transition Property has been validly transferred and sold to the Issuer free and clear of all Liens other than Liens created by the Issuer pursuant to the Indenture. All filings, including filings with the PUC under the Statute, necessary in any jurisdiction to give the Issuer a valid ownership interest in

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the Transferred Intangible Transition Property, free and clear of all Liens of the Seller or anyone claiming through the Seller, and to give the Bond Trustee a first priority perfected security interest in the Transferred Intangible Transition Property have been made, other than any such filings (except for filings with the PUC under the Statute and UCC filings with the Secretary of State of the State of Delaware) the absence of which would not have an adverse impact on (i) the ability of the Servicer to collect Intangible Transition Charges with respect to the Serviced Intangible Transition Property or (ii) the rights of the Issuer or the Bond Trustee with respect to the Transferred Intangible Transition Property.

     (d) Irrevocable; Process Valid; No Litigation; Etc. (i) The Qualified Rate Order has been issued by the PUC in accordance with the Statute, such order and the process by which it was issued comply with all applicable laws, rules and regulations, and such order is in full force and effect. (ii) As of the date of issuance of any Series of Transition Bonds, such Transition Bonds are entitled to the protections provided by the Statute and, accordingly, the provisions of the Qualified Rate Order relating to Intangible Transition Property and Intangible Transition Charges are not revocable by the PUC. (iii) (a) Under the Statute, neither the Commonwealth of Pennsylvania nor the PUC may limit, alter or in any way impair or reduce the value of Intangible Transition Property or

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Intangible Transition Charges approved by the Qualified Rate Order or any rights thereunder, except such a limitation or alteration may be made by the Commonwealth of Pennsylvania or the PUC if adequate compensation is made by law for the full protection of the Intangible Transition Charges and of Transition Bondholders; and (b) under the Contract Clauses of the Constitutions of the Commonwealth of Pennsylvania and the United States, the Commonwealth of Pennsylvania and the PUC cannot take any action that substantially impairs the rights of the Transition Bondholders unless such action is a reasonable exercise of the Commonwealth of Pennsylvania's sovereign powers and appropriate to further a legitimate public purpose, and, under the Takings Clauses of the Pennsylvania and United States Constitutions, in the event such action constitutes a permanent appropriation of the property interest of Transition Bondholders in the Intangible Transition Property and deprives the Transition Bondholders of their reasonable expectations arising from their investments in Transition Bonds, unless just compensation, as determined by a court of competent jurisdiction, is provided to Transition Bondholders. (iv) There is no order by any court providing for the revocation, alteration, limitation or other impairment of the Statute, Qualified Rate Order, Intangible Transition Property or the Intangible Transition Charges or any rights arising under any of them or which seeks to enjoin the performance of any obligations under the Qualified
Rate Order. (v) No

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other approval, authorization, consent, order or other action of, or filing with, any court, Federal or state regulatory body, administrative agency or other governmental instrumentality is required in connection with the creation of the Intangible Transition Property, except those that have been obtained or made. (vi) Except as disclosed by the Seller to the Issuer there are no proceedings or investigations pending, or to the Seller's best knowledge, threatened before any court, Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties challenging the Qualified Rate Order or the Statute. (vii) No failure on the Initial Transfer Date or any Subsequent Transfer Date or any time thereafter to satisfy any condition imposed by the Statute with respect to the recovery of stranded costs will adversely affect the creation or sale hereunder of Intangible Transition Property or the right to collect Intangible Transition Charges.

     (e) Assumptions. The assumptions used in calculating Intangible Transition Charges are reasonable and made in good faith.

     (f) Creation of Intangible Transition Property. (i) The Intangible Transition Property other than the Retained Intangible Transition Property constitutes a current property right, (ii) the Intangible Transition Property includes, without limitation, (A) the irrevocable right of the Issuer and any

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Other Issuers to receive through Intangible Transition Charges an amount sufficient to recover all of the Seller's Qualified Transition Expenses described in the Qualified Rate Order in an amount equal to the aggregate principal amount of Transition Bonds and Other Transition Bonds plus an amount sufficient to provide for any credit enhancement (including the Overcollateralization Amount relating to each Series of Transition Bonds), to fund any reserves, and to pay interest, premium, if any, servicing fees and other expenses relating to the Transition Bonds and Other Transition Bonds, and
(B) all right, title and interest of the Seller or its assignee applicable to the Transition Bonds and Other Transition Bonds in the Qualified Rate Order and in all revenues, collections, claims, payments, money or proceeds of or arising from the Intangible Transition Charges applicable to the Transition Bonds and Other Transition Bonds set forth in the Qualified Rate Order to the extent that in accordance with the Statute, the Qualified Rate Order and the rates and charges authorized under the Qualified Rate Order are declared to be irrevocable and (iii) paragraphs four through nineteen of the Qualified Rate Order, including the right to collect Intangible Transition Charges, have been declared to be irrevocable by the PUC.

     (g) Solvency. After giving effect to the sale of any Transferred Intangible Transition Property hereunder, the Seller (i) is solvent and expects to remain solvent, (ii) is adequately capitalized to conduct its business and affairs considering its size and the nature of its business and intended purposes, (iii) is not engaged in nor does it expect to engage in a business for which its remaining property represents an unreasonably small capital, (iv) believes that it will be able to pay its debts as they come due and that such belief is reasonable and (v) is able to pay its debts as they mature and does not intend to incur, or believe that it will incur, indebtedness that it will not be able to repay at its maturity.

     (h) Swap Payments. Semiannual fixed amounts payable by the Issuer to a Counterparty in respect of fixed interest under a Swap Agreement are includable in Intangible Transition Charges.

                                   ARTICLE IV
                             Covenants of the Seller

     SECTION 4.01. Corporate Existence. Subject to Section 5.02, so long as any of the Transition Bonds are outstanding, the Seller will keep in full force and effect its corporate existence and remain in good standing, in each case under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and the Trust Agreement and each other instrument or agreement to which the Seller is a party necessary to the proper administration of this Agreement and the transactions contemplated hereby.

     SECTION 4.02. No Liens or Conveyances. Except for the conveyances hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on, any of the Intangible Transition Property, whether now existing or hereafter created, or any interest therein, other than, with respect to Retained Intangible Transition Property, the Lien of the Mortgage; provided, that the Seller may sell Retained Intangible Transition Property to Other Issuers if (i) the Rating Agency Condition is satisfied with respect to all outstanding Transition Bonds and (ii) each such Other Issuer is, or prior to such sale becomes, a party to the Master Servicing Agreement as an "Issuer" (as defined in the Master Servicing Agreement). The Seller shall not at any time assert any Lien against or with respect to any Serviced Intangible Transition Property, and shall defend the right, title and interest of the Issuer, the Bond Trustee, as assignee of the Issuer, and any Other Issuers in, to and under the Intangible Transition Property, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller.

     SECTION 4.03. Delivery of Collections. If the Seller receives collections in respect of the Intangible Transition Charges, other than Intangible

Transition Charges relating to Retained Intangible Transition Property, or the proceeds thereof, the Seller agrees to pay the Servicer all payments received by the Seller in respect thereof as soon as practicable after receipt thereof by the Seller, but in no event later than two Business Days after such receipt.

     SECTION 4.04. Notice of Liens. The Seller shall notify the Issuer Trustee and the Bond Trustee promptly after becoming aware of any Lien on any Intangible Transition Property other than the conveyances hereunder or under the Indenture, conveyances to Other Issuers (and related pledges) or, in the case of Retained Intangible Transition Property, the Lien of the Mortgage.

     SECTION 4.05. Compliance with Law. The Seller hereby agrees to comply with its organizational or governing documents and all laws, treaties, rules, regulations and determinations of any governmental instrumentality applicable to the Seller, except to the extent that failure to so comply would not adversely affect the Issuer's, the Bond Trustee's or any Other Issuer's interests in the Intangible Transition Property or under any of the Basic Documents or the Seller's performance of its obligations hereunder or under any of the other Basic Documents to which it is a party.

     SECTION 4.06. Covenants Related to Intangible Transition Property. (a) So long as any of the Transition Bonds are outstanding, the Seller shall treat the Transition Bonds as debt of the Seller for Federal income tax purposes.

     (b) So long as any of the Transition Bonds are outstanding, the Seller shall (i) clearly disclose in its financial statements that it is not the owner of the Serviced Intangible Transition Property and that the assets of the Issuer are not available to pay creditors of the Seller or any of its Affiliates and
(ii) clearly disclose the effects of all transactions between the Seller and the Issuer in accordance with generally accepted accounting principles.

     (c) The Seller agrees that upon the sale by the Seller of the Transferred Intangible Transition Property to the Issuer pursuant to this Agreement, (i) to the fullest extent permitted by law, including applicable PUC Regulations, the Issuer shall have all of the rights originally held by the Seller with respect to the Transferred Intangible Transition Property (other than the rights of an electric distribution company set forth in Section 2807 of the Statute), including the right to collect any amounts payable by any Customer or Third Party in respect of such Transferred Intangible Transition Property, notwithstanding any objection or direction to the contrary by the Seller and
(ii) any payment by any Customer or Third Party to the Issuer shall discharge such Customer's or such Third Party's obligations in respect of such Transferred

Intangible Transition Property to the extent of such payment, notwithstanding any objection or direction to the contrary by the Seller.

     (d) So long as any of the Transition Bonds are outstanding, (i) the Seller shall not make any statement or reference in respect of the Transferred Intangible Transition Property that is inconsistent with the ownership thereof by the Issuer and (ii) the Seller shall not take any action in respect of the Serviced Intangible Transition Property except solely in its capacity as the Servicer thereof pursuant to the Master Servicing Agreement or as otherwise contemplated by the Basic Documents.

     SECTION 4.07. Notice of Indemnification Events. The Seller shall deliver to the Issuer and the Bond Trustee promptly after having obtained knowledge thereof, written notice in an Officers' Certificate of any Indemnification Event or any event which, with the giving of notice or the passage of time, would become an Indemnification Event.

     SECTION 4.08. Protection of Title. The Seller shall execute and file such filings, including filings with the PUC pursuant to the Statute, and cause to be executed and filed such filings, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interests of the Issuer in the Transferred Intangible Transition Property, including all filings required under the Statute relating to the transfer of the ownership or security interest in the Transferred Intangible Transition Property by the Seller to the Issuer. The Seller shall deliver (or cause to be delivered) to the Issuer file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. The Seller agrees to take such legal or administrative actions, including defending against or instituting and pursuing legal actions and appearing or testifying at hearings or similar proceedings, as may be reasonably necessary (i) to protect the Issuer and the Transition Bondholders from claims, state actions or other actions or proceedings of third parties which, if successfully pursued, would result in a breach of any representation or warranty set forth in Article III or (ii) to block or overturn any attempts to cause a repeal of, modification of or supplement to the Statute or the Qualified Rate Order or the rights of holders of Intangible Transition Property by legislative enactment or constitutional amendment that would be adverse to the holders of Intangible Transition Property.

     SECTION 4.09. Taxes. So long as any of the Transition Bonds are outstanding, the Seller shall, and shall cause each of its subsidiaries (other than the Issuer) to, pay all material taxes, including gross receipts taxes, assessments and governmental charges imposed upon it or any of its properties or assets or with respect to any of its franchises, business, income or property before any penalty accrues thereon if the failure to pay any such taxes, assessments and governmental charges would, after any applicable grace periods, notices or other similar requirements, result in a lien on the Intangible Transition Property; provided that no such tax need be paid if the Seller or one of its subsidiaries is contesting the same in good faith by appropriate proceedings promptly instituted and diligently conducted and if the Seller or such subsidiary has established appropriate reserves as shall be required in conformity with generally accepted accounting principles.

                                    ARTICLE V

                                   The Seller

     SECTION 5.01. Liability of Seller; Indemnities and Liquidated Damages. (a) The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under the Agreement.

     (b) The Seller shall indemnify the Issuer and the Bond Trustee, for itself and on behalf of the Transition Bondholders, and each of their respective trustees, officers, directors and agents for, and defend and hold harmless each such Person from and against, any and all taxes (other than any taxes imposed on Transition Bondholders solely as a result of their ownership of Transition Bonds) that may at any time be imposed on or asserted against any such Person as a result of the acquisition or holding of the Transferred Intangible Transition Property by the Issuer or the issuance and sale by the Issuer of the Transition Bonds, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes.

     (c)(i) The Seller shall indemnify the Issuer and the Bond Trustee, on behalf of the Transition Bondholders, each of their respective trustees, officers, directors, and agents, and any Counterparty, and defend and hold harmless each such Person from and against, any and all Losses that may be imposed on, incurred by or asserted against any such Person as a result of (x) the Seller's wilful misconduct, bad faith or gross negligence in the performance of its duties or observance of its covenants under this Agreement, (y) the Seller's reckless disregard of its obligations and duties under this Agreement or (z) the Seller's breach of any of its representations or warranties contained in this Agreement other than those contained in Sections 3.08(b), 3.08(c), 3.08(d)(i), (ii) and (iv) and 3.08(f) (any event described in any of the foregoing clauses (x), (y) or (z), an "Indemnification Event"); provided, however, that the amount of such Losses (other than those payable pursuant to Section 5.01(e)) for which the Seller shall be obligated to provide indemnification shall not exceed the Liquidated Damages Amount. Amounts on deposit in the Reserve Subaccount and the Capital Subaccount shall not be available to satisfy any Losses for which indemnification is provided in this Agreement.

     (ii) If an Indemnification Event shall occur, upon receipt of written notice thereof by the Seller from the Issuer or the Bond Trustee, the Seller shall notify the

Servicer of the occurrence of such event so that the Servicer may, pursuant to
Section 8 of Annex 1 to the Master Servicing Agreement, calculate (x) on the day which is 90 days after receipt of such notice by the Seller (the "Initial Loss Calculation Date") the amount of Losses expected to be incurred as a result of such Indemnification Event from and including the time of its occurrence through and including the next Monthly Allocation Date after the Initial Loss Calculation Date and (y) to the extent that Losses may be incurred as a result of such Indemnification Event in an amount exceeding the amount of Losses calculated pursuant to clause (x) above and unless the Seller has paid Liquidated Damages with respect to such Indemnification Event pursuant to
Section 5.01(d)(i)(B), not later than each Monthly Allocation Date succeeding the Initial Loss Calculation Date, the amount of Losses expected to be incurred as a result of such Indemnification Event from but excluding such Monthly Allocation Date through and including the next Monthly Allocation Date. All such calculations shall be subject to the approval of the Bond Trustee. If such Indemnification Event shall continue unremedied beyond the Initial Loss Calculation Date, the Seller shall pay to the Bond Trustee, as assignee of the Issuer, for deposit into the General Subaccount of the Collection Account, (x) on the Monthly Allocation Date immediately following the Initial Loss Calculation Date, the amount of Losses calculated pursuant to clause (x) and clause (y) of the preceding sentence with respect to such Monthly Allocation Date and (y) on each subsequent Monthly Allocation Date, the amount of Losses calculated as of such date pursuant to clause (y) of the preceding sentence. Upon payment pursuant to this Section 5.01(c)(ii), the Seller shall have no further obligations with respect to such Losses to the extent of such payments.

     (d)(i) In the event of a breach by the Seller of any representation and warranty specified in (A) Section 3.08(b), 3.08(c), 3.08(d)(i), (ii) or (iv) or 3.08(f) of this Agreement that has a material adverse effect on the Transition Bondholders or (B) Sections 3.01, 3.03, 3.04, 3.05 and 3.08(d)(iii), (v) or (vi) of this Agreement for which the full amount of Losses attributable thereto are reasonably expected to be incurred beyond a 90-day period immediately following the occurrence of such Indemnification Event, the Seller shall pay to the Bond Trustee, as assignee of the Issuer, for deposit into the General Subaccount of the Collection Account the Liquidated Damages Amount. Such amount shall be paid
(x) in the case of clause (A) above, on the Liquidated Damages Payment Date or
(y) in the case of clause (B) above, on the First Monthly Allocation Date following the expiration of the 90-day period set forth in such clause (B).

     (ii) The Seller shall not be obligated to pay the Liquidated Damages Amount pursuant to Section 5.01(d)(i) (A) if (A) within 90 days after the date of the occurrence thereof such breach is cured or the Seller takes remedial action such that there is not and will not be a material adverse effect on the Transition Bondholders as a result of such breach and (B) either (i) if the Seller had, immediately prior to the breach, a long term debt rating of at least "A3" by Moody's and "BBB" by Standard & Poor's and the equivalent of "BBB" by any other Rating Agency, the Seller enters into a binding agreement with the Issuer to pay any amounts necessary so that all interest payments due on the Transition Bonds during such 90-day period will be paid in full, or (ii) if the Seller does not have such long term debt ratings, the Seller deposits, within two Business Days after such breach, an amount in escrow with the Bond Trustee sufficient, taking into account amounts on deposit in the Collection Account which will be available for such purpose, to pay all interest payments which will become due on the Transition Bonds during such 90-day period. In the event that within such 90-day period (i) such breach is cured or (ii) the Seller takes the remedial action specified by Section 5.01(d)(ii)(A), any amounts paid by the Seller to the Bond Trustee, as assignee of the Issuer pursuant to Section 5.01(d)(ii)(B), which have not been distributed pursuant to the Indenture shall be returned to the Seller at the end of such 90-day period.

     (iii) With respect to any Losses described in Section 5.01(c)(ii) or
Section 5.01(d)(i)(B) above, the full amount of which is reasonably expected not to exceed 1/12th of 1% of the annual outstanding balance of Transition Bonds per Monthly Allocation Date (the "De Minimis Loss Amount"), the Seller, on the Monthly Allocation Date immediately following the Initial Loss Calculation Date, shall pay to the Bond Trustee, as assignee of the Issuer, for deposit in the Loss Subaccount of the Collection Account, the aggregate expected amount of such Losses for all Monthly Allocation Dates on which such Losses are expected to be incurred, following which the Seller's obligation to pay indemnification or Liquidated Damages, as applicable, as a result of such Losses shall be waived so long as the actual Losses incurred on any Monthly Allocation Date do not exceed the De Minimis Loss Amount. If the aggregate amount of such Losses incurred as of any Monthly Allocation Date exceeds the amounts paid by the Seller to the Bond Trustee, as assignee of the Issuer, with respect thereto, the Seller shall pay to the Bond Trustee, as assignee of the Issuer, on the next Monthly Allocation Date, the amount of such excess for such Monthly Allocation Date and the expected amount of excess for all subsequent Monthly Allocation Dates.

     (iv) Upon the payment by the Seller of the Liquidated Damages Amount pursuant to Section 5.01(d)(i), neither the Issuer nor any other Person shall have any other claims, rights or remedies against the Seller for a breach of the representations and warranties specified in Section 3.08(b), (c), (d)(i),
(d)(ii), (d)(iv) or (f).

     (e) The Seller shall indemnify the Bond Trustee and the Issuer Trustee and their respective officers, directors and agents for, and defend and hold harmless each such Person from and against, any and all Losses that may be imposed upon, incurred by or asserted against any such Person as a result of the acceptance or performance of the trusts and duties contained herein and in the Indenture, except to the extent that any such Loss shall be due to the wilful misfeasance, bad faith or gross negligence of the Bond Trustee or the Issuer Trustee, as applicable. Such amounts shall be deposited into the Collection Account and distributed in accordance with the Indenture.

     (f) The Seller's indemnification obligations under Section 5.01(b),(c), (d) and (e) for events occurring prior to the removal or resignation of the Bond Trustee or the termination of this Agreement shall survive the resignation or removal of the Bond Trustee or the termination of this Agreement and shall include reasonable fees and expenses of investigation and litigation (including the Bond Trustee's reasonable attorney's fees and expenses).

     (g) The Seller shall indemnify each Counterparty for, and defend and hold harmless each Counterparty from and against, any and all Losses that may be imposed upon, incurred by or asserted against such Counterparty as a result of breach of the Seller's representations or warranties contained in Section 3.08(h) of this Agreement. Such amounts shall be deposited into the Collection Account and distributed in accordance with the Indenture.

     SECTION 5.02. Merger or Consolidation of, or Assumption of the Obligations of, Seller. Any Person (a) into which the Seller may be merged or consolidated and which succeeds to the major part of the electric distribution business of the Seller, (b) which results from the division of the Seller into two or more Persons and which succeeds to the major part of the electric distribution business of the Seller, (c) which may result from any merger or consolidation to which the Seller shall be a party and which succeeds to the major part of the electric distribution business of the Seller, (d) which may succeed to the properties and assets of the Seller substantially as a whole and which succeeds to the major part of the electric distribution business of the Seller or (e) which may otherwise succeed to the major part of the electric distribution business of the Seller, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, shall be the successor to the Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Article III shall have been breached and no Servicer Default, and no event that, after notice or lapse of time, or both, would become a Servicer Default, shall have occurred and be continuing, (ii) the Seller shall have delivered to the Issuer and the Bond Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iii) the Rating Agencies shall have received prior written notice of such transaction and
(iv) the Seller shall have delivered to the Issuer and the Bond Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all filings, including filings with the PUC pursuant to the Statute, have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer in the Transferred Intangible Transition Property and reciting the details of such filings or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests. Notwithstanding anything herein to the contrary, the execution of the above described agreement of assumption and compliance with clauses (i), (ii), (iii) and (iv) above shall be conditions precedent to the consummation of any transaction referred to in clauses (a), (b), (c), (d) or (e) above.

     SECTION 5.03. Limitation on Liability of Seller and Others. The Seller and any director or officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person, respecting any matters arising hereunder. Subject to Section 5.04, the Seller shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

     SECTION 5.04. Opinions of Counsel. The Seller shall deliver to the Issuer and the Bond Trustee: (a) promptly after the execution and delivery of this Agreement and of each amendment hereto or to the Master Servicing Agreement and on each Subsequent Transfer Date, an Opinion of Counsel either (i) to the effect that, in the opinion of such counsel, all filings, including filings with the PUC pursuant to the Statute, that are necessary to fully preserve and protect the interests of the Issuer in the Intangible Transition Property have been executed and filed, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) to the effect that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and (b) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Initial Transfer Date, an Opinion of Counsel, dated as of a date during such 90-day period, either (i) to the effect that, in the opinion of such counsel, all filings with the PUC pursuant to the Statute, have been executed and filed that are necessary to preserve fully and protect fully the interest of the Issuer in the Intangible Transition Property, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) to the effect that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest. Each Opinion of Counsel referred to in clause (a) or (b) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

                                   ARTICLE VI
                            Miscellaneous Provisions

     SECTION 6.01. Amendment. This Agreement may be amended by the Seller and the Issuer, with the consent of the Bond Trustee and, with respect to any amendment which would materially adversely affect the rights of any Counterparty under any Swap Agreement, the consent of each such Counterparty (which consent shall not be unreasonably withheld). The Issuer shall furnish to each of the Rating Agencies (i) prior to the execution of any such amendment or consent, written notification of the substance thereof and (ii) promptly after the execution of any such amendment or consent, a copy thereof.

     Prior to the execution of any amendment to this Agreement, the Issuer and the Bond Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 5.04(a). The Issuer and the Bond Trustee may, but shall not be obligated to, enter into any such amendment which affects their own rights, duties or immunities under this Agreement or otherwise.

     SECTION 6.02. Notices. All demands, notices and communications upon or to the Seller, the Issuer or the Issuer Trustee, the Bond Trustee or the Rating Agencies under this Agreement shall be in writing, delivered personally, via facsimile, reputable overnight courier or by certified mail, return-receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Seller, to PECO Energy Company, 2301 Market Street, Philadelphia, PA 19101, Attention of Vice President, Finance and Treasurer, (b) in the case of the Issuer, the Issuer Trustee or any other trustee of the Issuer, at the Corporate Trust Office, (c) in the case of the Bond Trustee, at the Corporate Trust Office, (d) in the case of Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007, (e) in the case of Standard & Poor's, to Standard & Poor's Corporation, 26 Broadway (15th Floor), New York, New York 10004, Attention of Asset Backed Surveillance Department, (f) in the case of Fitch IBCA, to Fitch IBCA, Inc., One State Street Plaza, New York, New York 10004, Attention of ABS Surveillance, and (h) in the case of Duff, to Duff & Phelps Credit Rating Company, 55 E. Monroe Street (35th Floor), Chicago, Illinois 60603; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

     SECTION 6.03. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Section 5.02, this Agreement may not be assigned by the Seller.

     SECTION 6.04. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Seller, the Issuer, the Issuer Trustee and the Bond Trustee, on behalf of itself and the Transition Bondholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Collateral or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     SECTION 6.05. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 6.06. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 6.07. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 6.08. Governing Law. This Agreement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     SECTION 6.09. Assignment to Bond Trustee. The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Bond Trustee pursuant to the Indenture for the benefit of the Transition Bondholders of all right, title and interest of the Issuer in, to and under the Transferred Intangible Transition Property and the proceeds thereof and the assignment of any or all of the Issuer's rights hereunder to the Bond Trustee. In no event shall The Bank of New York have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer, hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

     SECTION 6.10. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement or the Indenture, but subject to the PUC's rights to order the sequestration and payment of revenues arising with respect to the Intangible Transition Property notwithstanding any bankruptcy, reorganization or other insolvency proceedings with respect to the debtor, pledgor or transferor of the Intangible Transition Property pursuant to Section 2812(d)(3)(v) of the Statute, the Seller shall not, prior to the date which is one year and one day after the termination of the Indenture, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of the property of the Issuer, or ordering the winding up or liquidation of the affairs of the Issuer.

     SECTION 6.11. Limitation of Liability of Issuer Trustee. Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by First Union Trust Company, National Association not in its individual capacity but solely in its capacity as Issuer Trustee of the Issuer and in no event shall First Union Trust Company, National Association in its individual capacity have any liability for warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Issuer Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII, VIII and IX of the Trust Agreement.

     SECTION 6.12. Perfection. In accordance with Section 2812(e) of the Statute, upon the execution and delivery of this Agreement and the related Bill of Sale, the transfer of the Initial Intangible Transition Property will be perfected as against all third persons, including any judicial lien creditors, and upon the execution and delivery of a Bill of Sale and, if applicable, a supplement to this Agreement, a transfer of Subsequent Intangible Transition Property will be perfected against all third persons, including any judicial lien creditors.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                 PECO ENERGY TRANSITION TRUST,

                                   by First Union Trust
                                      Company, National
                                      Association, not in its
                                      individual capacity but
                                      solely as Issuer Trustee
                                      on behalf of the Trust,

                                        by /s/ Edward L. Truitt, Jr.
                                           -------------------------
                                           Name: Edward L. Truitt, Jr.
                                           Title: Vice President


                                 PECO ENERGY COMPANY, Seller,

                                   by /s/ J. Barry Mitchell
                                      ---------------------
                                      Name: J. Barry Mitchell
                                      Title: Treasurer and Vice President--
                                             Finance


Acknowledged and Accepted:

THE BANK OF NEW YORK, not in its individual capacity but solely as Bond Trustee on behalf of the Transition Bondholders,

  by /s/ Cheryl L. Laser
     -------------------
     Name: Cheryl L. Laser
     Title: Assistant Vice President

                                                                       Exhibit A
                                                            Form of Bill of Sale


                                  BILL OF SALE

     1. This Bill of Sale is being delivered pursuant to the Intangible Transition Property Sale Agreement, dated as of March 25, 1999 (the "Sale Agreement"), between PECO Energy Company (the "Seller") and PECO Energy Transition Trust (the "Issuer") and is subject to all of the terms, conditions and limitations contained in the Sale Agreement. All capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Sale Agreement.

     2. In consideration of the Issuer's delivery to or upon the order of the Seller of $[ ], the Seller does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse, all right, title and interest of the Seller in and to the Intangible Transition Property related to the Series Transition Bonds and identified on Schedule 1 hereto (the "[Initial] [Subsequent] Intangible Transition Property") (such sale, transfer, assignment, set over and conveyance of the [Initial] [Subsequent] Intangible Transition Property includes, to the fullest extent permitted by the Statute, the assignment of all revenues, collections, claims, rights, payments, money or proceeds of or arising from the Intangible Transition Charges related to such [Initial] [Subsequent] Intangible Transition Property, as the same may be adjusted from time to time). Such sale, transfer, assignment, set over and conveyance is hereby expressly stated to be a sale and, pursuant to Section 2812(e) of the Statute, shall be treated as an absolute transfer of all of the Seller's right, title and interest (as in a true sale), and not as a pledge or other financing, of the [Initial] [Subsequent] Intangible Transition Property. The preceding sentence is the statement referred to in Section 2812(e) of the Statute. The Seller agrees and confirms that after giving effect to the sale contemplated hereby it has no rights in the [Initial] [Subsequent] Intangible Transition Property to which a security interest of creditors of the Seller could attach because it has sold all rights in the [Initial] [Subsequent] Intangible Transition Property to the Issuer pursuant to Section 2812(e) of the Statute.

     3. The Issuer does hereby purchase the [Initial] [Subsequent] Intangible Transition Property from the Seller for the consideration set forth in paragraph 2 above.

     4. The Seller and the Issuer each acknowledge and agree that the purchase price for the [Initial] [Subsequent] Intangible Transition Property sold pursuant to this Bill of

Sale and the Sale Agreement is equal to its fair market value at the time of sale.

     5. The Seller confirms that each of the representations and warranties on the part of the Seller contained in the Sale Agreement are true and correct in all respects on the date hereof as if made on the date hereof.

     6. This Bill of Sale may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     7. This Bill of Sale shall be construed in accordance with the laws of the Commonwealth of Pennsylvania, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Seller and the Issuer have duly executed this Bill
of Sale as of this [ ] day of [    ], [    ].

                                       PECO Energy Company,

                                       by _____________________________
                                          Name:
                                          Title:

                                       PECO Energy Transition Trust,

                                       by _____________________________
                                          Name:
                                          Title: